This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.


                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                         EASTERN DISTRICT OF WISCONSIN

FV Steel & Wire Company ("FVSW")                 Case No:  04-22421-SVK
Keystone Consolidated Industries, Inc. ("KCI")             04-22422-SVK
DeSoto Environmental Management, Inc. ("DEMI")             04-22423-SVK
J.L. Prescott Company ("JLP")                              04-22424-SVK
Sherman Wire Company ("SWC")                               04-22425-SVK
Sherman Wire of Caldwell, Inc.("SWCI")                     04-22426-SVK



                            FOR MONTH OF AUGUST, 2004.


                              I. FINANCIAL SUMMARY

                        CASH RECEIPTS AND DISBURSEMENTS
                        -------------------------------

                                   FVSW     KCI        DEMI      JLP      SWC      SWCI    Total
                                   ----     ---        ----      ---       ---      ----    -----
A.  CASH ON HAND START OF MONTH     $0   $7,757,287     $0     $0  ($23,144)  ($3,000)  $7,731,143
                                 -----------------------------------------------------------------
B.  RECEIPTS                         0   65,497,157      0      0    28,942     3,000   65,529,099
C.  DISBURSEMENTS                    0   64,024,479      0      0     5,189         0   64,029,668
                                 -----------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)     0    1,472,678      0      0    23,753     3,000    1,499,431
                                 -----------------------------------------------------------------
E.  CASH ON HAND END OF MONTH       $0   $9,229,965     $0     $0      $609        $0   $9,230,574
                                 =================================================================

Note 1 - KCI Cash On Hand At End of Month includes $7,892,490 of cash held in escrow for PSC Metals, Inc. pending resolution of disputed ferrous scrap ownership. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).

Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $67,501,574.

                            PROFIT AND LOSS STATEMENT
                            -------------------------
                                  ACCRUAL BASIS
                                  -------------

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A   NET SALES                             $0 $32,193,565      $0       $0 $1,528,791       $0 $33,722,356 ($1,516,639) $32,205,717
B.  COST OF SALES                          0  24,356,447       0        0  1,099,897        0  25,456,344  (1,516,639)  23,939,705
                                      ---------------------------------------------------------------------------------------------
C.  GROSS PROFIT                           0   7,837,118       0        0    428,894        0   8,266,012           0    8,266,012
D.  TOTAL OPERATING EXPENSES           3,549   5,336,065       0   60,000    354,991    7,450   5,762,055    (199,268)   5,562,787
                                      ---------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM OPERATION  (3,549)  2,501,053       0  (60,000)    73,903   (7,450)  2,503,957     199,268    2,703,225
F.  NON-OPERATING, NON-RECURRING
       REVENUEE(EXPENSES))             7,581    (983,062) 60,000        0     91,793        0    (823,688)   (199,268)  (1,022,956)
                                      ---------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)                 $4,032  $1,517,991 $60,000 ($60,000)  $165,696  ($7,450) $1,680,269          $0   $1,680,269
                                      =============================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                                 Sub        Elimin-
                                       FVSW       KCI        DEMI     JLP    SWC       SWCI     Total       ations        Total
                                       ----       ---        ----     ---    ---       ----     -----       ------        -----
A.  Related to Business Operations:
    ------------------------------
Total Revenue (Sales)                        $32,193,565                  $1,528,791          $33,722,356 ($1,516,639) $32,205,717
                                      ---------------------------------------------------------------------------------------------

Less:  Cost of Goods Sold:
  Beginning Inventory at Cost                 42,400,855                   2,344,034           44,744,889               44,744,889
  Add: Purchases                              27,194,167                   1,239,626           28,433,793  (1,516,639)  26,917,154
  Less:  Ending Inventory at Cost             45,238,575                   2,483,763           47,722,338               47,722,338
                                      ---------------------------------------------------------------------------------------------
Cost of Good Sold                       0     24,356,447       0        0  1,099,897        0  25,456,344  (1,516,639)  23,939,705
                                      ---------------------------------------------------------------------------------------------

Gross Profit                            0      7,837,118       0        0    428,894        0   8,266,012           0    8,266,012
                                      ---------------------------------------------------------------------------------------------

Less:  Operating Expenses:
  Officer Compensation                            40,577                                           40,577                   40,577
  Salaries and Wages -- Other Employees        1,104,643                      82,479            1,187,122                1,187,122
  Employee Benefits and Pensions         105   1,427,804                      27,163       53   1,455,125                1,455,125
  Payroll Taxes                                   94,021                      13,227              107,248                  107,248
  Real Estate Taxes                               12,231                      10,472     (193)     22,510                   22,510
  Federal and State Income Taxes                       0                                                0                        0
  Rent and Lease Expense                          43,729                       1,602               45,331                   45,331
  Interest Expense                               361,297           60,000                         421,297    (188,399)     232,898
  Insurance                                       83,929                      12,730               96,659                   96,659
  Automobile Expense                                   0                           0                    0                        0
  Utilities                                      162,189                       8,476      482     171,147                  171,147
  Depreciation and Amortization        3,444   1,097,687                      89,877    5,915   1,196,923                1,196,923
  Repairs and Maintenance                        179,967                      37,103        0     217,070                  217,070
  Advertising                                     29,709                                           29,709                   29,709
  Supplies, Office Expense and
   Photocopies                                    99,287                       6,020              105,307                  105,307
  Bad Debts                                            0                                                0                        0
  Miscellaneous                            0     598,995       0        0     65,842    1,193     666,030     (10,869)     655,161
                                      ---------------------------------------------------------------------------------------------
Total Operating Expenses               3,549   5,336,065       0   60,000    354,991    7,450   5,762,055    (199,268)   5,562,787
                                      ---------------------------------------------------------------------------------------------

Net Income (Loss) From Operations     (3,549)  2,501,053       0  (60,000)   73,903    (7,450)  2,503,957     199,268    2,703,225
                                      ---------------------------------------------------------------------------------------------

B.  Not Related to Business Operations:
    ----------------------------------
 Revenue:
  Interest Income                        581      10,228  60,000             128,399              199,208    (188,399)      10,809
  Net Gain (Loss) on Sale of Assets                                                                     0                        0
  Other                                7,000      44,706       0        0          0        0      51,706     (10,869)      40,837
                                      ---------------------------------------------------------------------------------------------
Total Non-Operating Revenue            7,581      54,934  60,000        0    128,399        0     250,914    (199,268)      51,646
                                      ---------------------------------------------------------------------------------------------

Expenses:
  Legal and Professional Fees              0   1,037,996       0        0     36,606        0   1,074,602           0    1,074,602
  Other                                    0           0       0        0          0        0           0           0            0
                                      ---------------------------------------------------------------------------------------------
Total Non-Operating Expenses               0   1,037,996       0        0     36,606        0   1,074,602           0    1,074,602
                                      ---------------------------------------------------------------------------------------------

Net Income (Loss) For Period          $4,032  $1,517,991 $60,000 ($60,000)  $165,696  ($7,450) $1,680,269          $0   $1,680,269
                                      =============================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.

Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET

                                                                                           Sub           Elimin-
                        FVSW         KCI          DEMI     JLP     SWC        SWCI        Total          ations           Total
                        ----         ---          ----     ---     ---        ----        -----          ------           -----
   ASSETS
   ------
Current
-------
Cash                              $9,229,965                         $609                $9,230,574                     $9,230,574
Inventory                53,582   28,217,994                    2,678,953                30,950,529                     30,950,529
Accounts Receivable               37,199,567                      822,832                38,022,399                     38,022,399
Prepaid Expenses                   1,645,104                       32,688       1,264     1,679,056                      1,679,056
Other - Exhibit E        76,425    2,933,464   14,969,793   0     325,617           0    18,305,299   (15,295,410)       3,009,889
                     --------------------------------------------------------------------------------------------------------------
   Total Current
    Assets              130,007   79,226,094   14,969,793   0   3,860,699       1,264    98,187,857   (15,295,410)      82,892,447
                     --------------------------------------------------------------------------------------------------------------

Fixed
-----
Property and
 Equipment            1,175,330  323,682,561                   21,617,420   2,829,738   349,305,049                    349,305,049
Accumulated
 Depreciation          (722,125)(240,224,597)                 (16,738,012) (2,342,030) (260,026,764)                  (260,026,764)
                     --------------------------------------------------------------------------------------------------------------
   Total Fixed
    Assets              453,205   83,457,964            0   0   4,879,408     487,708    89,278,285             0       89,278,285
                     --------------------------------------------------------------------------------------------------------------

Other
-----
Restricted
 Investments                       5,709,134                      248,296                 5,957,430                      5,957,430
Prepaid Pension Asset            133,146,393                                            133,146,393                    133,146,393
Deferred Financing
 Costs                             1,412,817                                              1,412,817                      1,412,817
Goodwill                             751,508                                                751,508                        751,508
Other - Exhibit F       115,000   39,619,719            0   0   2,246,871           0    41,981,590   (41,173,674)         807,916
                     ---------------------------------------------------------------------------------------------------------------
   Total Other
    Assets              115,000  180,639,571            0   0   2,495,167           0   183,249,738   (41,173,674)     142,076,064
                     ---------------------------------------------------------------------------------------------------------------

     Total Assets      $698,212 $343,323,629  $14,969,793  $0 $11,235,274    $488,972  $370,715,880  ($56,469,084)    $314,246,796
                     ===============================================================================================================

                                IV. BALANCE SHEET (con't)

                                                                                                    Sub       Elimin-
                        FVSW         KCI          DEMI         JLP          SWC        SWCI        Total       ations      Total
                        ----         ---          ----         ---          ---        ----        -----       ------      -----
   LIABILITIES
   -----------
Current
-------
Pre-Petition
Accounts Payable                  19,509,121                             1,010,672      54,503   20,574,296               20,574,296
Post-Petition
 Accounts Payable                 11,310,223                               120,630       2,600   11,433,453               11,433,453
Pre-Petition
 Accounts Payable-
 Affiliates          (2,649,073)  87,913,118   5,774,107   15,552,291  (89,758,156) (1,459,080)  15,373,207 (14,904,350)     468,857
Post-Petition
 Accounts Payable-
 Affiliates            (114,701)   3,242,734     256,882      291,481     (128,689)   (144,560)   3,403,147    (391,060)   3,012,087
Pre-Petition
 Accrued Expenses-
 Exhibit G                3,183   18,042,936      35,632      (36,000)   6,668,380      64,082   24,778,213           0   24,778,213
Post-Petition
 Accrued Expenses-
 Exhibit H                    0   13,471,511           0            0      253,791      (1,564)  13,723,738           0   13,723,738
Post-Petition
 Accrued
 Professional Fees                 2,793,512                                 2,939                2,796,451                2,796,451
Post-Petition
 Accrued
 Other Taxes-
 Exhibit M                    0       (5,298)          0            0       54,782       1,881       51,365            0      51,365
Pre-Petition Notes
 Payable
 and Current                                                                                              0                        0
 Maturities of
 Long Term Debt                   28,149,055                                20,290               28,169,345               28,169,345
Post-Petition
 Notes Payable
 and Current                                                                                              0                        0
 Maturities of
 Long Term Debt                   25,945,589                               (15,743)              25,929,846               25,929,846
Accrued OPEB Cost                 11,441,001                  155,000      297,662               11,893,663               11,893,663
Income Taxes
 Payable                                                                                                  0                        0
Pre-petition
 accrued pref.
 Stock dividends                  11,845,805                                                     11,845,805               11,845,805
Post petition
 accrued pref.
 Stock dividends                   3,673,528                                                      3,673,528                3,673,528
                     ---------------------------------------------------------------------------------------------------------------
     Total Current
     Liabilities     (2,760,591) 237,332,835   6,066,621   15,962,772  (81,473,442) (1,482,138) 173,646,057 (15,295,410) 158,350,647
                     ---------------------------------------------------------------------------------------------------------------

                                IV. BALANCE SHEET (con't)

                                                                                                 Sub          Elimin-
                        FVSW         KCI          DEMI       JLP         SWC         SWCI        Total        ations       Total
                        ----         ---          ----       ---         ---         ----        -----        ------       -----
Long Term
---------
Pre-Petition Long
 Term Debt                       32,180,761                                                   32,180,761                 32,180,761
Post-Petition Long
 Term Debt                                                                                             0                          0
Accrued OPEB Cost       33,000  110,576,486                1,617,588   9,430,087             121,657,161                121,657,161
Accrued Pension
 Cost                             2,206,114                                                    2,206,114                  2,206,114
Pre-Petition
 Accrued Expenses-
 Exhibit I                   0   11,096,137    3,573,908           0           0          0   14,670,045            0    14,670,045
Post-Petition
 Accrued Expenses-
 Exhibit J                   0      805,794     (184,511)          0           0          0      621,283            0       621,283
                     ---------------------------------------------------------------------------------------------------------------
     Total
     Long Term
     Liabilities        33,000  156,865,292    3,389,397   1,617,588   9,430,087          0  171,335,364            0   171,335,364
                     ---------------------------------------------------------------------------------------------------------------

Preferred Stock                   2,112,000                                                    2,112,000                  2,112,000
---------------      ---------------------------------------------------------------------------------------------------------------

STOCKHOLDERS'
 EQUITY (DEFICIT)
Common Stock            10,000   10,798,251            6   2,246,866   5,619,274      1,000   18,675,397   (7,877,145)   10,798,252
Additional Paid-In
 Capital                         37,551,968                           27,579,007              65,130,975  (27,579,007)   37,551,968
Accumulated
 Deficit             3,415,803 (101,324,592)   5,513,769 (19,827,226) 83,637,801  1,970,110  (26,614,335) (39,274,975)  (65,889,310)
Treasury Stock                      (12,125)                         (33,557,453)            (33,569,578)  33,557,453       (12,125)
                     ---------------------------------------------------------------------------------------------------------------
     Total
     Stockholders'
     Equity
     (Deficit)       3,425,803  (52,986,498)   5,513,775 (17,580,360) 83,278,629  1,971,110   23,622,459  (41,173,674)  (17,551,215)
                     ---------------------------------------------------------------------------------------------------------------

     Total
     Liabilities &
     Stockholders'
     Equity
     (Deficit)        $698,212 $343,323,629  $14,969,793          $0 $11,235,274   $488,972 $370,715,880 ($56,469,084) $314,246,796
                     ===============================================================================================================


Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.

Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                                         EXHIBIT E
                                                    OTHER CURRENT ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP        SWC      SWCI    Total       ations        Total
                                 ----        ---         ----       ---        ---      ----    -----       ------        -----
Interest Receivable              $1,425                                                          $1,425                   $1,425
Note Receivable                  75,000                                                          75,000                   75,000
Intercompany Receivable                   2,898,671  14,969,793             325,617          18,194,081  (15,295,410)  2,898,671
Short Term Investments                       20,428                                              20,428                   20,428
Receivable From EB Plans                      4,935                                               4,935                    4,935
Stop Loss Receivable                          8,930                                               8,930                    8,930
Security Deposit                                500                                                 500                      500
                             ----------------------------------------------------------------------------------------------------
                                $76,425  $2,933,464 $14,969,793      $0    $325,617      $0 $18,305,299 ($15,295,410) $3,009,889
                             ====================================================================================================


                                    EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP     SWC      SWCI       Total       ations        Total
                                 ----        ---         ----       ---     ---      ----       -----       ------        -----
Note Receivable                $115,000                                                        $115,000                 $115,000
Rail Cars                                   364,866                                             364,866                  364,866
Investment in
 Sherman Wire Corp.                      38,915,803                                          38,915,803  (38,915,803)          0
Investment in
 Fox Valley Steel & Wire                     10,000                                              10,000      (10,000)          0
Investment in
 Sherman Wire of Caldwell Inc.                1,000                                               1,000       (1,000)          0
Investment
 in J.L. Prescott/DEMI                                                    2,246,871           2,246,871   (2,246,871)          0
Long Term Insurance Receivable              323,250                                             323,250                  323,250
Deposits                                      4,800                                               4,800                    4,800
                                                                                                      0                        0
                             ----------------------------------------------------------------------------------------------------
                               $115,000 $39,619,719       $0        $0   $2,246,871      $0 $41,981,590 ($41,173,674)   $807,916
                             ====================================================================================================

                                     Page 6

                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                                     Sub      Elimin-
                                 FVSW        KCI        DEMI      JLP         SWC      SWCI         Total     ations     Total
                                 ----        ---        ----      ---         ---      ----         -----     ------     -----
Income Taxes                     $3,183                $35,632 ($36,000)    ($70,091)              ($67,276)            ($67,276)
Worker Comp Exp                            3,545,958                            (168)             3,545,790            3,545,790
Missar Pension                                     0                          19,935                 19,935               19,935
Unclaimed Property                             6,487                          17,540                 24,027               24,027
Abandoned Real Estate Exp                          0                         658,744                658,744              658,744
Legal and Professional Fees                  295,464                         487,932                783,396              783,396
Self-Insurance Liability                   2,727,354                       5,050,166              7,777,520            7,777,520
Pensions                                           0                          15,704                 15,704               15,704
Salaries/Wages                                77,616                          47,300                124,916              124,916
Holiday Pay/Vacations                        552,492                         127,854                680,346              680,346
FICA - Employer                                    0                           3,257                  3,257                3,257
Federal Unemployment Taxes                         0                           3,397                  3,397                3,397
State Unemployment Taxes                           0                          20,577                 20,577               20,577
Defined Contribution Plan                          0                          28,615                 28,615               28,615
Medical Insurance                             86,560                          88,737   16,419       191,716              191,716
Utilities                                          0                           5,049     (110)        4,939                4,939
Volume Incentive Plan                              0                          72,000                 72,000               72,000
Property Tax                                       0                          32,865    5,973        38,838               38,838
Sales/Use Tax                                      0                           8,124    1,800         9,924                9,924
Customer Overpayments                              0                          50,843                 50,843               50,843
Other - Plant Shut-Down                            0                                   40,000        40,000               40,000
Goods received not invoiced                        0                                                      0                    0
Unearned Revenue                                   0                                                      0                    0
Sales Rebates/Discounts                    1,155,976                                              1,155,976            1,155,976
Manufacturing Misc                                 0                                                      0                    0
EPA                                        7,917,448                                              7,917,448            7,917,448
Medical Insurance                            951,800                                                951,800              951,800
Accrued State Franchise Tax                  206,742                                                206,742              206,742
Accrued Bank Service Charge                   (9,925)                                                (9,925)              (9,925)
Accrued Interest                             454,639                                                454,639              454,639
Accrued travel                                40,223                                                 40,223               40,223
Accrued taxes - other                         34,102                                                 34,102               34,102
                                ----------------------------------------------------------------------------------------------------
                                 $3,183  $18,042,936   $35,632 ($36,000)  $6,668,380  $64,082   $24,778,213     $0   $24,778,213
                                ====================================================================================================


                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                                    Sub        Elimin-
                                 FVSW        KCI          DEMI      JLP        SWC      SWCI       Total       ations      Total
                                 ----        ---          ----      ---        ---      ----       -----       ------      -----
Abandoned Real Estate Exp                        154                          26,700                 26,854               26,854
Pensions                                           0                          48,419                 48,419               48,419
Salaries/Wages                             1,402,552                          13,551              1,416,103            1,416,103
Holiday Pay/Vacations                      3,439,386                          24,582              3,463,968            3,463,968
Defined Contribution Plan                    937,941                          34,971                972,912              972,912
Medical Insurance                            135,848                          14,089   (2,635)      147,302              147,302
Utilities                                    334,570                          66,461    1,071       402,102              402,102
Legal                                        111,565                                                111,565              111,565
Professional Fees                            197,574                                                197,574              197,574
Goods Received Not Invoiced                1,970,737                                              1,970,737            1,970,737
Worker's Compensation                        430,007                                                430,007              430,007
Unearned Revenue                               8,269                                                  8,269                8,269
Sales Rebates/Discounts                    1,089,614                                              1,089,614            1,089,614
Abanondon Property                                 0                                                      0                    0
Miscellaneous                              2,077,684                          25,018              2,102,702            2,102,702
Accrued Bank Service Charge                   14,775                                                 14,775               14,775
Accrued Self-Insurance Losses                238,575                                                238,575              238,575
Accrued Interest                             326,706                                                326,706              326,706
Accrued Travel                                     0                                                      0                    0
Accrued Profit Sharing                       733,054                                                733,054              733,054
Accrued Management Fees                       22,500                                                 22,500               22,500
                                ----------------------------------------------------------------------------------------------------
                                     $0  $13,471,511        $0       $0     $253,791  ($1,564)  $13,723,738     $0   $13,723,738
                                ====================================================================================================

                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                    Sub      Elimin-
                                 FVSW        KCI            DEMI      JLP     SWC      SWCI        Total     ations      Total
                                 ----        ---            ----      ---     ---      ----        -----     ------      -----
Environmental                              3,127,000     3,573,908                                6,700,908            6,700,908
Workmans Compensation                      1,846,775                                              1,846,775            1,846,775
Accrued Deferred Interest Exp.               781,715                                                781,715              781,715
L/T Deferred Compensation                     15,660                                                 15,660               15,660
Long Term Disability                          32,987                                                 32,987               32,987
L/T Deferred Tax Liability                 5,292,000                                              5,292,000            5,292,000
                                                                                                          0                    0
                                ----------------------------------------------------------------------------------------------------
                                     $0  $11,096,137    $3,573,908      $0       $0        $0   $14,670,045       $0 $14,670,045
                                ====================================================================================================


                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                                  Sub        Elimin-
                                 FVSW        KCI            DEMI      JLP     SWC     SWCI        Total       ations      Total
                                 ----        ---            ----      ---     ---      ----       -----       ------      -----
Workmans Compensation                       $804,317                                               $804,317             $804,317
Long Term Disability                           1,477                                                  1,477                1,477
Environmental                                             (184,511)                                (184,511)            (184,511)
                                ----------------------------------------------------------------------------------------------------
                                     $0     $805,794     ($184,511)     $0       $0        $0      $621,283       $0    $621,283
                                ====================================================================================================


                                    EXHIBIT M
                        POST PETITION ACCRUED OTHER TAXES

                                                                                                      Sub      Elimin-
                                 FVSW        KCI            DEMI      JLP       SWC       SWCI       Total     ations      Total
                                 ----        ---            ----      ---       ---       ----       -----     ------      -----
FICA - Employer                             ($88,300)                              843             ($87,457)            ($87,457)
Federal Unemployment Taxes                         0                            (3,078)              (3,078)              (3,078)
State Unemployment Taxes                           0                           (18,407)             (18,407)             (18,407)
Property Tax                                 210,267                            72,756    1,881     284,904              284,904
Sales/Use Tax                                    513                             2,668                3,181                3,181
Accrued State Franchise Tax                  (88,515)                                               (88,515)             (88,515)
Miscellaneous                                (39,263)                                               (39,263)             (39,263)
                                ----------------------------------------------------------------------------------------------------
                                     $0      ($5,298)        $0       $0       $54,782   $1,881     $51,365        $0    $51,365
                                ====================================================================================================